Exhibit 17(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® GROWTH PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak Growth Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® Growth Portfolio to the Goldman Sachs Strategic Growth Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak Growth Portfolio in liquidation of the Golden Oak Growth Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® VALUE PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak Value Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® Value Portfolio to the Goldman Sachs Large Cap Value Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak Value Portfolio in liquidation of the Golden Oak Value Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® SMALL CAP VALUE PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak Small Cap Value Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® Small Cap Value Portfolio to the Goldman Sachs Small Cap Value Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak Small Cap Value Portfolio in complete liquidation of the Golden Oak Small Cap Value Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® INTERNATIONAL EQUITY PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak International Equity Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® International Equity Portfolio to the Goldman Sachs CORESM International Equity Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak International Equity Portfolio in complete liquidation of the Golden Oak International Equity Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® INTERMEDIATE-TERM INCOME PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak Intermediate-Term Income Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® Intermediate-Term Income Portfolio to the Goldman Sachs Core Fixed Income Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak Intermediate-Term Income Portfolio in complete liquidation of the Golden Oak Intermediate-Term Income Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

GOLDEN OAK® FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS –[SEPTEMBER 29], 2004
GOLDEN OAK® PRIME OBLIGATION MONEY MARKET PORTFOLIO

The undersigned hereby appoints                     and                     (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Golden Oak Family of Funds (the “Meeting”) to be held at the offices of                                        at [10:00] a.m. (Eastern Time) on [September 29], 2004, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Golden Oak Prime Obligation Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                    , 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Golden Oak® Family of Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of the Golden Oak® Prime Obligation Money Market Portfolio to the Goldman Sachs Financial Square Prime Obligations Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund of equal value; and (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Golden Oak Prime Obligation Money Market Portfolio in liquidation of the Golden Oak Prime Obligation Money Market Portfolio.	☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.